Other Operating (Income) Expenses, net	12 Months Ended
Dec. 31, 2014
Other Income and Expenses [Abstract]
Other Operating (Income) Expenses, net

Note 22. Other Operating (Income) Expenses, net

Other operating (income) expenses, net, consist of the following (in millions):

	2014	2013	2012
Net losses (gains) on disposal of assets, restaurant closures and refranchisings	$25.4	$0.7	$30.8
Litigation settlements and reserves, net	4.0	7.6	1.7
Net losses (gains) on derivatives	290.9	—	8.7
Foreign exchange net (gains) losses	(3.8)	7.4	(4.2)

Other, net	10.9	5.6	12.2

Other operating (income) expenses, net	$327.4	$21.3	$49.2

Closures and Dispositions

Net losses (gains) on disposal of assets, restaurant closures and refranchisings represent sales of Company properties and other costs related to restaurant closures and refranchisings, and are recorded in other operating expenses (income), net in the accompanying consolidated statements of operations. Gains and losses recognized in the current period may reflect certain costs related to closures and refranchisings that occurred in previous periods.

During 2014, net losses (gains) on disposal of assets, restaurant closures and refranchisings consisted of net losses associated with refranchisings of $10.5 million and net losses associated with asset disposals and restaurant closures of $14.9 million.

During 2013, net losses (gains) on disposal of assets, restaurant closures and refranchisings consisted of net gains associated with refranchisings of $5.3 million, net losses from sale of subsidiaries of $1.0 million and net losses associated with asset disposals and restaurant closures of $5.0 million.

During 2012, net losses (gains) on disposal of assets, restaurant closures and refranchisings consisted of net losses associated with refranchisings of $4.9 million, impairment losses associated with long-lived assets held for sale for Company restaurants of $13.2 million and net losses associated with asset disposals and restaurant closures of $12.7 million.

During 2014, we entered into foreign currency forward and foreign currency option contracts to hedge our exposure to the volatility of the Canadian dollar in connection with the cash portion of the purchase price of the Tim Hortons acquisition. We recorded a net loss on derivatives of $133.0 million related to the change in fair value on these instruments and an expense of $59.9 million related to the premium on the foreign currency option contracts. These instruments were settled in the fourth quarter of 2014. Additionally, as a result of discontinuing hedge accounting on our interest rate caps and forward-starting interest rate swaps, we recognized a loss of $34.5 million related to the change in fair value related to both instruments and a net gain of $13.4 million related to the reclassification of amounts from AOCI into earnings related to both instruments. These instruments were settled in the fourth quarter of 2014. Additionally, during the fourth quarter of 2014, we entered into a series of forward-starting interest rate swaps to hedge the variability in the interest payments associated with our 2014 Term Loan Facility and recorded a gain of $88.9 million related to the change in fair value related to these instruments. Lastly, during the fourth quarter of 2014 we entered into a series of cross-currency rate swaps to protect the value of our investments in our foreign operations against adverse changes in foreign currency exchange rates and recorded a loss of $165.8 million related to the change in fair value on these instruments. See Note 15, Derivative Instruments for additional information about accounting for our derivative instruments.